                                                                 EXHIBIT (5)(A)

MULTIOPTION ADVISOR B CLASS
INDIVIDUAL VARIABLE ANNUITY APPLICATION

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
MINNESOTA LIFE INSURANCE COMPANY - A Securian Company                        Fax 651-665-7942     LOGO OF [MINNESOTA LIFE]
Securian Annuity Services . A3-9999                                          1-800-362-3141
400 Robert Street North . St. Paul, Minnesota 55101-2098                     www.securian.com
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
--------------------------------------------------------------------------------------------------------------------------------
                      1. TYPE OF PLAN
                      ----------------------------------------------------------------------------------------------------------
                      [_] Traditional IRA - Tax  year    [_] Non-Qualified
                      [_] Roth IRA - Tax year            [_] Corporate Non-Qualified
                      [_] Inherited IRA                  [_] Non-Corporate Non-Qualified (LLP or LLC)
                      [_] Other                          [_] Under the         (state) UTMA/UGMA
--------------------------------------------------------------------------------------------------------------------------------
                      2. OWNER
                      ----------------------------------------------------------------------------------------------------------
FOR UTMA/UGMA, ENTER  Individual name (first, middle initial, last, suffix), or                      US citizen
CUSTODIAN'S           corporation name or trust title                                                [_] Yes   [_] No
INFORMATION HERE.
                      -----------------------------------------------------------                       ------------------------
                      [_] Male [_] Female [_] Entity    Date of birth         Tax I.D. (SSN or TIN)  If trust, is it revocable?
                                                        or date of trust                             [_] Yes   [_] No
                      ----------------------------------------------------------------------------------------------------------
                      Street address                                          City

                      ----------------------------------------------------------------------------------------------------------
                      State             Zip code        E-mail address                               Telephone number

--------------------------------------------------------------------------------------------------------------------------------
                      3. JOINT OWNER (IF APPLICABLE)
                      ----------------------------------------------------------------------------------------------------------
                      Individual name (first, middle initial, last, suffix)                          US citizen
                                                                                                     [_] Yes   [_] No
                      ----------------------------------------------------------------------------------------------------------
                      [_] Male [_] Female               Date of birth         Tax I.D. (SSN)         Relationship to owner

                      ----------------------------------------------------------------------------------------------------------
                      Street address                                          City

                      ----------------------------------------------------------------------------------------------------------
                      State             Zip code        E-mail address                               Telephone number

--------------------------------------------------------------------------------------------------------------------------------
                      4. ANNUITANT
COMPLETE ONLY IF THE  ----------------------------------------------------------------------------------------------------------
INDIVIDUAL ANNUITANT  Individual name (first, middle initial, last, suffix)                          US citizen
IS NOT THE SAME AS                                                                                   [_] Yes   [_] No
OWNER.                ----------------------------------------------------------------------------------------------------------
                      [_] Male [_] Female               Date of birth         Tax I.D. (SSN)         Relationship to owner
FOR UTMA/UGMA, ENTER
MINOR'S INFORMATION   ----------------------------------------------------------------------------------------------------------
HERE.                 Street address                                          City

                      ----------------------------------------------------------------------------------------------------------
                      State             Zip code        E-mail address                               Telephone number

--------------------------------------------------------------------------------------------------------------------------------
                      5. JOINT ANNUITANT (IF APPLICABLE)
                      ----------------------------------------------------------------------------------------------------------
COMPLETE ONLY IF      Individual name (first, middle initial, last, suffix)                          US citizen
THE JOINT ANNUITANT                                                                                  [_] Yes   [_] No
IS NOT THE SAME AS    ----------------------------------------------------------------------------------------------------------
OWNER.                [_] Male [_] Female               Date of birth         Tax I.D. (SSN)         Relationship to annuitant

                      ----------------------------------------------------------------------------------------------------------
                      Street address                                          City

                      ----------------------------------------------------------------------------------------------------------
                      State             Zip code        E-mail address                               Telephone number

--------------------------------------------------------------------------------------------------------------------------------

BARCODE                                                                BARCODE
IAN000064                                                                    1

ICC12-70214 Rev 3-2012                Page 1 of 5

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
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                     6. BENEFICIARY(IES)
                     -----------------------------------------------------------------------------------------------------
PRIMARY BENEFICIARY  Name
DESIGNATIONS MUST
TOTAL 100%.
                     -----------------------------------------------------------------------------------------------------
CONTINGENT                                            Date of birth                  Tax I.D. (SSN or TIN)
BENEFICIARY          [_] Male [_] Female [_] Entity
DESIGNATIONS MUST    -----------------------------------------------------------------------------------------------------
TOTAL 100%.          Relationship to owner                                           Type of beneficiary        Percentage
                                                                                     [_] Primary [_] Contingent          %
PLEASE IDENTIFY ANY  -----------------------------------------------------------------------------------------------------
ADDITIONAL           Address
BENEFICIARIES IN
SECTION 10.          -----------------------------------------------------------------------------------------------------
                     City                                                                        State          Zip code

                     -----------------------------------------------------------------------------------------------------
                     Name

                     -----------------------------------------------------------------------------------------------------
                                                      Date of birth                  Tax I.D. (SSN or TIN)
                     [_] Male [_] Female [_] Entity
                     -----------------------------------------------------------------------------------------------------
                     Relationship to owner                                           Type of beneficiary        Percentage
                                                                                     [_] Primary [_] Contingent          %
                     -----------------------------------------------------------------------------------------------------
                     Address

                     -----------------------------------------------------------------------------------------------------
                     City                                                                        State          Zip code

                     -----------------------------------------------------------------------------------------------------
                     Name

                     -----------------------------------------------------------------------------------------------------
                                                      Date of birth                  Tax I.D. (SSN or TIN)
                     [_] Male [_] Female [_] Entity
                     -----------------------------------------------------------------------------------------------------
                     Relationship to owner                                           Type of beneficiary        Percentage
                                                                                     [_] Primary [_] Contingent          %
                     -----------------------------------------------------------------------------------------------------
                     Address

                     -----------------------------------------------------------------------------------------------------
                     City                                                                        State          Zip code

--------------------------------------------------------------------------------------------------------------------------
                     7. OPTIONAL DEATH BENEFIT RIDERS (SUBJECT TO STATE AVAILABILITY; ADDITIONAL CHARGES APPLY -
MAXIMUM ISSUE AGE       SEE PROSPECTUS)
for these riders is  -----------------------------------------------------------------------------------------------------
75.                     [_] Highest Anniversary Value Death Benefit
                        [_] 5% Death Benefit Increase/1, 2/
                        [_] Premier Death Benefit/1, 2/
                        [_] Estate Enhancement Benefit/1, 2, 3/
                     /1/ Not available in Washington
                     /2/ Not available in combination with Living Benefit Riders in Section 8
                     /3/ Not available with 5% Death Benefit Increase or Premier Death Benefit in New Jersey
--------------------------------------------------------------------------------------------------------------------------
                     8. OPTIONAL LIVING BENEFIT RIDERS (SUBJECT TO STATE AVAILABILITY; ADDITIONAL CHARGES APPLY -
IF SELECTING A          SEE PROSPECTUS)
JOINT OPTION, ON A   -----------------------------------------------------------------------------------------------------
QUALIFIED PLAN
TYPE, THE PRIMARY       Minimum and maximum age requirements may apply - see Prospectus for details.
BENEFICIARY MUST BE
THE DESIGNATED LIFE.    Choose only one
                        [_] Encore Lifetime Income - Single
                        [_] Encore Lifetime Income - Joint
                        [_] Ovation Lifetime Income II - Single
                        [_] Ovation Lifetime Income II - Joint
                        [_] Guaranteed Minimum Income Benefit
--------------------------------------------------------------------------------------------------------------------------
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ICC12-70214 Rev 3-2012                Page 2 of 5

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
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                     9. REPLACEMENT
                     ---------------------------------------------------------------------------------------------------------
PLEASE BE AWARE
THAT CLIENT AND      Do you have any existing life insurance or annuity contracts?                        [_] Yes  [_] No
REPRESENTATIVE/
AGENT RESPONSES IN   Will the contract applied for replace or change an existing life
SECTIONS 9 AND 15    insurance or annuity contract? If yes, complete the section below.                   [_] Yes  [_] No
MUST MATCH.
                     ---------------------------------------------------------------------------------------------------------
                                                                     LIFE/           POLICY/CONTRACT
                              COMPANY NAME                          ANNUITY              NUMBER              YEAR ISSUED
                     ---------------------------------------------------------------------------------------------------------
IF YES, A STATE
REPLACEMENT FORM IS
REQUIRED TO BE       ---------------------------------------------------------------------------------------------------------
SIGNED, DATED AND
ENCLOSED WITH THIS   ---------------------------------------------------------------------------------------------------------
APPLICATION FOR
MOST STATES.         ---------------------------------------------------------------------------------------------------------

                     ---------------------------------------------------------------------------------------------------------

                     ---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                     10.SPECIAL INSTRUCTIONS
                     ---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
MINIMUM PURCHASE     11.PURCHASE PAYMENT METHOD
PAYMENT IS $10,000.  ---------------------------------------------------------------------------------------------------------

MAKE CHECKS PAYABLE  Approximate Amount $        Purchase payment submitted via:
TO MINNESOTA LIFE.
                     [_] Check with application                  [_] Client initiated rollover   [_] 1035 exchange
                     [_] Non-Qualified Transfer                  [_] Direct Transfer/Rollover
------------------------------------------------------------------------------------------------------------------------------
                     12.NOTICE TO APPLICANT
                     ---------------------------------------------------------------------------------------------------------
                     Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.
------------------------------------------------------------------------------------------------------------------------------
PLEASE ENTER YOUR    13.ELECTRONIC PROSPECTUS AUTHORIZATION
INITIALS ON THIS     ---------------------------------------------------------------------------------------------------------
LINE IF YOU ARE                          Yes, I would like to receive electronic copies of the variable annuity
AUTHORIZING          Owner's Initials    and/or variable life insurance prospectus(es), privacy policies, underlying
E-DELIVERY OF YOUR                       fund company prospectus(es) and supplements, underlying fund semiannual and
DOCUMENTS.                               annual reports and supplements rather than paper copies. I understand I will: receive a communication directing me to the Minnesota Life internet web site address where the documents will be available, be notified when new, updated prospectuses, privacy policies, reports and supplements for contracts become available, and continue to receive my statements in the mail. I understand and acknowledge that I: have the ability to access the internet and will need Adobe Acrobat Reader in order to view the documents, am responsible for any subscription fees an internet service provider might charge for internet access, (Minnesota Life does not charge a fee for electronic delivery), may request specific documents in paper form at any time without revoking this consent, and can revoke this consent at any time by calling Minnesota Life's Service Center at 1-800-362-3141 or writing to the address PO Box 64626, St. Paul, MN 55164-0628. I also understand that
                                         Minnesota Life will rely on my signature as consent to receive all of the above mentioned disclosure documents for all Minnesota Life products currently owned and any purchased in the future, until this consent is revoked.
------------------------------------------------------------------------------------------------------------------------------
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ICC12-70214 Rev 3-2012                Page 3 of 5

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
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                      14. OWNER/ANNUITANT SIGNATURES
                      ---------------------------------------------------------------------------------------
                      I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS. I UNDERSTAND
                      THAT ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT
                      EXPERIENCE OF A VARIABLE ANNUITY ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE AND
                      ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

                      Amounts from the guaranteed term account withdrawn, surrendered, or applied to provide annuity payments prior to the end of the guarantee period will be subject to a market value adjustment. The market value adjustment may increase or decrease the values available in this contract.

                      If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the registered representative the Military Personnel Financial
                      Services Disclosure for Annuity Sales (form F72467) disclosure required by
                      Section 10 of the Military Personnel Financial Services Protection Act.

                      I/we represent that the statements and answers in this application are full, complete, and true to the best of my/our knowledge and belief. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me/us the original or a copy of the written or printed communications used in this presentation.
                      ---------------------------------------------------------------------------------------
                      Contract owner's signature
                      X
                      ---------------------------------------------------------------------------------------
                      Signed in (city)                             State                      Date

                      ---------------------------------------------------------------------------------------
                      Joint contract owner's signature, if any
                      X
                      ---------------------------------------------------------------------------------------
                      Signed in (city )                            State                      Date

                      ---------------------------------------------------------------------------------------
                      Annuitant's signature ( if other than the owner)                        Date
                      X
                      ---------------------------------------------------------------------------------------
                      Joint annuitant's signature, if any                                     Date
                      X
-------------------------------------------------------------------------------------------------------------
                      15. TO BE COMPLETED BY REPRESENTATIVE/AGENT
                      ---------------------------------------------------------------------------------------
REPRESENTATIVE/       To the best of my knowledge and belief, this applicant has existing     [_] Yes [_] No
AGENT RESPONSES MUST  life insurance or annuity contracts.
MATCH CLIENT
RESPONSES IN          To the best of my knowledge and belief, the contract applied for will   [_] Yes [_] No
SECTION 9.            replace or change an existing life insurance or annuity contract.

ALL REPRESENTATIVES/  NO WRITTEN SALES MATERIALS WERE USED OTHER THAN THOSE FURNISHED BY THE HOME OFFICE. I
AGENTS INVOLVED IN    BELIEVE THE INFORMATION PROVIDED BY THIS CLIENT IS TRUE AND ACCURATE TO THE BEST OF MY
THIS SALE MUST SIGN   KNOWLEDGE AND BELIEF.
THIS APPLICATION.     ---------------------------------------------------------------------------------------
                      Representative/agent name (print)            Representative/agent code
REPRESENTATIVE/                                                                                            %
AGENT SPLIT MUST      ---------------------------------------------------------------------------------------
TOTAL 100%.           Representative/agent signature
                      X
                      ---------------------------------------------------------------------------------------
                      Representative/agent name (print)            Representative/agent code
                                                                                                           %
                      ---------------------------------------------------------------------------------------
                      Representative/agent signature
                      X
                      ---------------------------------------------------------------------------------------
                      Representative/agent name (print)            Representative/agent code
                                                                                                           %
                      ---------------------------------------------------------------------------------------
                      Representative/agent signature
                      X
                      ---------------------------------------------------------------------------------------
! ONE OPTION MUST BE  Please choose a compensation option below:
SELECTED.             ---------------------------------------------------------------------------------------
                        [_] U   [_] U/T  [_] U/T-3   [_] L
-------------------------------------------------------------------------------------------------------------
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ICC12-70214 Rev 3-2012                Page 4 of 5

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
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                     16. TO BE COMPLETED BY BROKER - DEALER
                     ----------------------------------------------------------------------------------------
                     Broker - dealer name                               Date  Signature of authorized dealer
                                                                              X
                     ----------------------------------------------------------------------------------------
                     Principal signature                                Date  Special note
                     X
-------------------------------------------------------------------------------------------------------------
                     17. TO BE COMPLETED BY MINNESOTA LIFE
                     ----------------------------------------------------------------------------------------
                     Accepted by                                              Date       Contract number

-------------------------------------------------------------------------------------------------------------
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ICC12-70214 Rev 3-2012                Page 5 of 5